UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2020

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) and (b) Voting Results.

At the 2020 annual meeting of shareholders (the “2020 Annual Meeting”) of First United Corporation (the “Corporation”) held on June 11, 2020, the shareholders voted on the three proposals set forth below and as further described in the Corporation’s definitive proxy statement dated April 17, 2020. These proposals were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below.

Proposal 1 – Election of four nominees to serve on the Corporation’s Board of Directors (the “Board”), each until the 2023 annual meeting of shareholders and until his or her successor is duly elected and qualified. The Board nominated four director candidates, and Driver Opportunity Partners I LP (“Driver”) nominated three director candidates.

The Board’s Nominees:1

	For	Withheld	Broker Non-Votes
John F. Barr	3,863,192	127,452	73,067
Brian R. Boal	3,861,923	128,721	73,067
John W. McCullough	3,290,968	699,676	73,067
Marisa A. Shockley	5,113,543	244,606	73,067

Driver’s Nominees:1

	For	Withheld	Broker Non-Votes
Michael J. Driscoll	1,347,034	20,471	0
Ethan C. Elzen	1,347,034	20,471	0
Lisa Narrell-Mead	1,347,034	20,471	0

Proposal 2 – Adoption of a non-binding advisory resolution approving the compensation paid to the Corporation’s named executive officers for 2019:1

For	Against	Abstain	Broker Non-Votes
3,754,529	1,465,408	138,210	73,067

Proposal 3 – Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020:1

For	Against	Abstain	Broker Non-Votes
4,030,046	1,215,406	185,764	0

Note:

(1)	These voting results are subject to recertification in the event that it is determined that Driver and its three director nominees were prohibited from voting their respective shares at the 2020 Annual Meeting and/or that Driver was not entitled to make director nominations at the 2020 Annual Meeting. For additional information, see the Current Reports on Form 8-K filed by the Corporation with the Securities and Exchange Commission on May 20, 2020 and June 1, 2020. In the event of a recertification, the Corporation will file an amendment to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: June 17, 2020	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO

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